SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    August 27, 2002

Cole National Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12814	34-1453189

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5915 Landerbrook Drive, Mayfield Heights, Ohio	44124

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 449-4100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     On August 27, 2002, Cole National Corporation issued a press release, a copy of which is attached as Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cole National Corporation

By:	/s/ Tracy L. Burmeister
	Name:	Tracy L. Burmeister
	Title:	Vice President, Accounting & Reporting (Duly Authorized Officer and Principal Accounting Officer)

Date: August 27, 2002

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release, dated August 27, 2002